Exhibit 99.1

2012 Master Limited Partnership Investor Conference Curt Anastasio, President and CEO – May 24, 2012 2013 Credit Suisse MLP and Energy Logistics Conference Steve Blank, Executive V.P. and CFO – June 26, 2013

2 Statements contained in this presentation that state management’s expectations or predictions of the future are forward-looking statements as defined by federal securities law. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s and NuStar GP Holdings, LLC’s respective annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission and available on NuStar’s websites at www.nustarenergy.com and www.nustargpholdings.com. We use non-generally accepted accounting principles (“non-GAAP”) financial measures in this presentation, and our reconciliations of non-GAAP financial measures to our GAAP financial statements are located in the appendix to this presentation. These non-GAAP measures should not be considered an alternative to GAAP financial measures. Forward Looking Statements

NuStar Overview 3

4 Two Publicly Traded Companies NuStar Energy L.P. (NYSE: NS) is a publicly traded partnership with a market capitalization of approximately $3.4 billion and an enterprise value of approximately $5.7 billion NuStar GP Holdings, LLC (NYSE: NSH) holds the 2% general partner interest, incentive distribution rights and 13.0% of the common units in NuStar Energy L.P. NSH has a market capitalization of around $1.0 billion 81.2% Membership Interest 85.0% L.P. Interest Public Unitholders 34.6 million NSH Units Public Unitholders 67.6 million NS Units 18.8% Membership Interest 2.0% G.P. Interest 13.0% L.P. Interest Incentive Distribution Rights William E. Greehey 8.0 million NSH Units NYSE: NSH NYSE: NS NS NSH IPO Date 4/16/2001 7/19/2006 Unit Price (06/21/13) $43.85 $24.42 Annualized Distribution/Unit $4.38 $2.18 Yield (06/21/13) 9.99% 8.93% Market Capitalization $3,415 million $1,041 million Enterprise Value $5,717 million $1,057 million Credit Ratings – Moody’s Ba1/Stable n/a S&P BB+/Stable n/a Fitch BB/Stable n/a

5 Large and Diverse Geographic Footprint with Assets in Key Locations Asset Stats: Operations in the U.S., Canada, Mexico, the Netherlands, including St. Eustatius in the Caribbean, the United Kingdom and Turkey. Own 87 terminal and storage facilities Approximately 97 million barrels of storage capacity 8,621 miles of crude oil and refined product pipelines 50% interest in a joint venture that owns a terminal and an asphalt refinery with throughput capacity of 74 MBPD

6 Diversified Operations from Three Business Segments Percentage of Full Year 2012 Pro Forma Segment Operating Income Storage: 53% Refined Product Terminals Crude Oil Storage Pipeline: 43% Refined Product Pipelines* Crude Oil Pipelines Fuels Marketing: 4% Product Supply, Crude Oil Trading, Bunkering and Fuel Oil Marketing Approximately 96% of NuStar Energy’s 2012 segment operating income, after excluding asphalt operations and the San Antonio refinery, came from fee-based Storage and Pipeline segments Storage and Pipeline segments should account for around 90% of 2013 segment operating income * Includes primarily distillates, gasoline, propane, jet fuel, ammonia and other light products. Does not include natural gas. 53% 43% 4%

7 Distributions for both NS and NSH have grown every year since IPO’s NS Distribution ($ per Unit) ~5.6% CAGR * Annualized Distribution NSH Distribution ($ per Unit) ~8.7% CAGR * * 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 $2.40 $2.75 $2.95 $3.20 $3.37 $3.60 $3.84 $4.09 $4.25 $4.28 $4.36 $4.38 2006 2007 2008 2009 2010 2011 2012 $1.28 $1.38 $1.58 $1.73 $1.87 $1.98 $2.11

8 Strategic Redirection and Change in Focus as NuStar Moves into 2013 Strategic redirection involved minimizing exposure to margin-based operations Sold 50% of our Asphalt business on September 28, 2012 Sold San Antonio refinery on January 1, 2013 Currently focused on growing fee-based side of business Closed on Eagle Ford Shale crude oil pipeline acquisition in December 2012 Internal growth projects in Eagle Ford Shale Continued development of our strategically located storage terminals

9 Fuels Marketing Segment

10 Fuels Marketing Segment Volatility Should be Reduced due to Less Refining Exposure Effective September 28, 2012, as a result of selling 50% of the Asphalt business, we deconsolidated those results from NuStar’s financial statements Transaction provided NuStar with around $450 million in cash proceeds to pay down outstanding debt After January 1, 2013 sale of the San Antonio refinery this segment is entirely comprised of the remaining Fuels Marketing operations Fuels Marketing operations are expected to generate $20 to $40 million of EBITDA in 2013 and 2014 Reduced worldwide demand and increased supply putting pressure on bunker margins 1 1 – Please see slide 29 for a reconciliation of Fuels Marketing Segment EBITDA to its most directly comparable GAAP measure, Operating Income

11 Storage Segment

12 Weak Demand for Storage Impacting Results in Storage Segment Storage Segment EBITDA ($ in Millions)1 Storage Contract Renewals (% as 04/09/2013) Outlook 2013 segment EBITDA expected to be comparable with 2012 Segment should benefit from a full year of EBITDA relating to rail car offloading facility project completed in April 2012 at our St. James, LA terminal facility Benefits from storage expansions completed in early 2013 at St. Eustatius and St. James, LA terminal facility projected to be partially offset by reduced profit sharing proceeds from one of our terminal facilities Backwardation in forward pricing curve and weak demand for storage in certain markets offsetting these benefits 1 – Please see slide 30 for a reconciliation of Storage Segment EBITDA to its most directly comparable GAAP measure, Operating Income 2006 2007 2008 2009 2010 2011 2012 $162 $177 $208 $242 $256 $281 $288 < 1 Year 1 to 3 Years 3 to 5 Years > 5 Years 41% 25% 22% 12%

NuStar Overview 13 Continue to Pursue Storage Expansion Opportunities at our St. James, Louisiana Terminal Currently have 9 million barrels of storage capacity at St. James Completed 700,000 barrel expansion in January 2013 In discussions with major oil companies about additional expansion opportunities

NuStar Overview 14 2nd St. James Unit Train Project Recent commitment from a third party supports the construction of 2nd unit train unloading facility at our St. James Terminal that is similar to our current rail facility Estimated project costs around $45 million Estimated in-service 4th quarter 2013 Annual EBITDA estimated in the $15 to $20 million range 1 – Please see slide 30 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income 1

15 Pipeline Segment

16 Growth in Eagle Ford Shale Region Expected to Lead to Future Growth in Pipeline Segment EBITDA Pipeline Segment EBITDA ($ in Millions)1 Pipeline Receipts by Commodity Other* 9% Crude Oil 46% Gasoline 27% Distillate 18% *Other includes ammonia, jet fuel, propane, naphtha and light end refined products Outlook 2013 segment EBITDA expected to be $50 to $70 million higher than 2012 Eagle Ford pipeline expansion projects completed in last half of 2012 and late 2013 plus benefits from the December 2012 TexStar acquisition should contribute to the higher earnings 1st quarter 2013 pipeline operating issues and lower than projected crude oil blending volumes negatively impacting 2013 segment EBITDA guidance 1 – Please see slide 31 for a reconciliation of Pipeline Segment EBITDA to its most directly comparable GAAP measure, Operating Income 1 2006 2007 2008 2009 2010 2011 2012 $170 $176 $186 $190 $199 $197 $211

17 To Date NuStar Has Completed Four Internal Growth Projects in the Eagle Ford Shale Region NuStar was one of the first to transport Eagle Ford Shale region crude oil via pipeline Four completed projects include: Reactivation of Pettus to Corpus Christi pipeline Reversal of 8-inch Corpus to Three Rivers refined products pipeline Connection of 16-inch Three Rivers to Corpus crude oil pipeline to 12-inch TexStar crude oil pipeline system Construction of a new 12-inch crude oil pipeline Total capital spent to date around $150 million Expected to generate EBITDA of around $30 million per year 1 – Please see slide 31 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income 1

18 In Mid-November 2012 Signed an Agreement with ConocoPhillips to Further Expand Capacity in Eagle Ford Shale Region NuStar will construct a 100 thousand barrel terminal facility, truck offloading facilities and a pipeline connection to NuStar’s existing 12” Pettus line 12” Pettus line will connect to NuStar’s Three Rivers to Corpus 16” line giving ConocoPhillips the ability to move Eagle Ford production to Corpus Christi Capacity of 12” Pettus line 100 thousand BPD Agreement provides ConocoPhillips with 30 to 60 thousand BPD of shipping capacity Projected completion in the 4th quarter of 2013 10-year take or pay agreement supports this project Dock expansion at Corpus Christi North Beach Terminal will give ConocoPhillips and other customers more options to move Eagle Ford crude Projected completion in the 1st quarter of 2014 Total NuStar spending should be $120 to $140 million Should generate about $15 million of annual EBITDA Small benefit in 2013 but majority in 2014 and thereafter 1 – Please see slide 31 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income 1

NuStar Overview 19 During December 2012 Crude Oil Pipeline Acquisition from TexStar allows NuStar to become One of the Largest Players in the Eagle Ford Shale Region In December 2012, almost simultaneously with the completion of the connection of 16” Three Rivers to Corpus Pipeline to TexStar Pipeline system, NuStar acquired TexStar’s 140 - miles of crude oil transmission and gathering lines as well as five storage terminals for $325 million Further integrates NuStar with producers and marketers of Eagle Ford Shale region crude oil Provides NuStar with access to dedicated production acreage Provides Eagle Ford Shale region crude oil producers the ability to move production to Corpus Christi Crude oil producers also have access to NuStar’s Corpus Christi storage and dock space that can be utilized for shipments to other markets Currently shipping around 90 thousand BPD on this line Throughputs should increase to around 100 thousand BPD by the end of 2013 Acquisition expected to provide $10 to $30 million of EBITDA in 2013. EBITDA should increase to $50 to $70 million by 2015 1 1 1 – Please see slide 31 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income

20 Current NuStar Eagle Ford Presence

21 NuStar’s Throughputs in Eagle Ford Expected to Increase 150 225 375 236 346 476 0 100 200 300 400 500 4Q 2012 4Q 2013 4Q 2014 Throughputs (MBPD) Capacity (MBPD)

22 Financial Overview

23 Capital Structure as of March 31, 2013 (Dollars in Millions) Actual $1.5 billion Credit Facility $280 $530 NuStar Logistics Notes (4.75%) 259 259 NuStar Logistics Notes (4.80%) 476 476 NuStar Logistics Notes (8.15%) 353 353 NuStar Logistics Sub Notes (7.625%) 403 403 NuStar Pipeline Notes (5.875%) 250 - GO Zone Bonds 365 365 Other Debt 32 32 Total Debt $2,418 $2,418 Total Partners’ Equity 2,509 2,509 Total Capitalization $4,927 $4,927 NuStar Pipeline Notes (5.875%) paid off June 3, 2013 with a borrowing under the $1.5 billion Credit Facility Debt values included unamortized discounts and fair value adjustments as of March 31, 2013 Pro-Forma

24 Pro Forma Debt Maturity Profile as of March 31, 2013 (Dollars in Millions) Note: Assumes Repayment of NuPOP Senior Notes paid June 3, 2013 with a borrowing under NuStar Logistics $1.5 Billion Credit Facility Callable in 2018 but final maturity 2043 $0 $250 $500 $750 $1,000 2013 2017 2018 2020 2022 2038-2041 $350 $450 $250 $32 $403 Sub Notes UK Term Loan GO Zone Financing Sr. Unsecured Notes Revolver $365 $530 $753

NuStar Overview 25 Internal Growth Project Spending Continues to Increase....2013 internal growth spending should be in the $400 to $450 million range (Dollars in Millions) $0 $100 $200 $300 $400 2009 2010 2011 2012 $164 $219 $294 $374 2009 - 2012 Internal Growth Project Spending

26 2013 Coverage Ratio Guidance Coverage ratio for the 2nd quarter projected to be lowest level for 2013 Ratio should sequentially improve in the 3rd and 4th quarters of 2013 Due to reduced 2013 segment guidance 4th quarter coverage expected to be slightly below 1.0x cover Even with full year coverage below 1.0x no plans to cut NS and NSH quarterly distributions

27 NuStar Highlights High quality, large and diverse asset footprint supporting energy infrastructure both in the U.S. and internationally Contracted fee-based storage and pipeline assets provide stable cash flows, delivering approximately 96% of 2012 segment operating income Diverse and high quality customer base composed of large integrated oil companies, national oil companies and refiners Strong balance sheet, credit metrics and commitment to obtaining investment grade credit ratings Experienced and proven management team with substantial equity ownership and industry experience Recognized nationally for safety and environmental record as well as one of Fortune’s Best Places to Work

Appendix 28

Reconciliation of Non-GAAP Financial Information: Fuels Marketing Segment 29 (Unaudited, Dollars in Thousands) The following is a reconciliation of projected incremental operating income to projected incremental EBITDA for the Fuels Marketing Segment: Years Ended December 31, 2013 and 2014 Projected operating income range $ 20,000 - 40,000 Plus projected depreciation and amortization expense range - Projected annual EBITDA range $ 20,000 - 40,000 NuStar Energy L.P. utilizes a financial measure, EBITDA, that is not defined in United States generally accepted accounting principles. Management uses this financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets. EBITDA is not intended nor presented as an alternative to net income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles. EBITDA in the following reconciliations relate to our operating segments. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations exclude any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.

NuStar Overview 30 Reconciliation of Non-GAAP Financial Information: Storage Segment 30 (Unaudited, Dollars in Thousands) The following is a reconciliation of operating income to EBITDA for the Storage Segment: 2006 2007 2008 2009 2010 2011 2012 Operating income 108,486 $ 114,635 $ 141,079 $ 171,245 $ 178,947 $ 193,395 $ 194,567 $ Plus depreciation and amortization expense 53,121 62,317 66,706 70,888 77,071 87,737 93,449 EBITDA 161,607 $ 176,952 $ 207,785 $ 242,133 $ 256,018 $ 281,132 $ 288,016 $ St. James, LA 2nd Unit Train Project Projected annual operating income range $ 14,000 - 17,000 Plus projected annual depreciation and amortization expense range 1,000 - 3,000 Projected annual EBITDA $ 15,000 - 20,000 The following is a reconciliation of projected annual operating income to projected annual EBITDA for a certain project in our Storage Segment related to our internal growth program: Year Ended December 31, NuStar Energy L.P. utilizes a financial measure, EBITDA, that is not defined in United States generally accepted accounting principles. Management uses this financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets. EBITDA is not intended nor presented as an alternative to net income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles. EBITDA in the following reconciliations relate to our operating segments. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations exclude any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.

NuStar Overview 31 Reconciliation of Non-GAAP Financial Information: Pipeline Segment 31 (Unaudited, Dollars in Thousands) The following is a reconciliation of operating income to EBITDA for the Pipeline Segment: 2006 2007 2008 2009 2010 2011 2012 Operating income 122,714 $ 126,508 $ 135,086 $ 139,869 $ 148,571 $ 146,403 $ 158,590 $ Plus depreciation and amortization expense 47,145 49,946 50,749 50,528 50,617 51,165 52,878 EBITDA 169,859 $ 176,454 $ 185,835 $ 190,397 $ 199,188 $ 197,568 $ 211,468 $ Year Ended December 31, 2013 Projected incremental operating income range $ 45,000 - 55,000 Plus projected incremental depreciation and amortization expense range 5,000 - 15,000 Projected incremental EBITDA range $ 50,000 - 70,000 Completed Eagle Ford Expansion Projects ConocoPhillips Eagle Ford Project Projected annual operating income range $ 26,000 - 25,000 $ 12,000 - 10,000 Plus projected annual depreciation and amortization expense range 4,000 - 5,000 3,000 - 5,000 Projected annual EBITDA 30,000 $ 15,000 $ Year Ended Year Ended December 31, 2013 December 31, 2015 Projected operating income range $ 1,000 - 19,000 $ 35,000 - 52,000 Plus projected depreciation and amortization expense range 9,000 - 11,000 15,000 - 18,000 Projected EBITDA range $ 10,000 - 30,000 $ 50,000 - 70,000 The following is a reconciliation of projected operating income to projected EBITDA for the TexStar Asset Acquisition: The following are reconciliations of projected annual operating income to projected annual EBITDA for certain projects in our Pipeline Segment related to our internal growth program: The following is a reconciliation of projected incremental operating income to projected incremental EBITDA for the Pipeline Segment: NuStar Energy L.P. utilizes a financial measure, EBITDA, that is not defined in United States generally accepted accounting principles. Management uses this financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets. EBITDA is not intended nor presented as an alternative to net income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles. EBITDA in the following reconciliations relate to our operating segments. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations exclude any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. Year Ended December 31,